OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
As of December 31, 2024 and 2023, other current assets within the Consolidated Balance Sheets are comprised of:

(in thousands of $)	2024	2023
Trade accounts receivable, net	1,404	447
Accrued income	19,741	12,114
Prepaid expenses	6,742	7,498
Other receivables	3,779	6,581
Total other current assets	31,666	26,640